UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 1, 2007

Date of Report (Date of earliest event reported)

iBASIS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27127	04-3332534
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

20 Second Avenue, Burlington, MA 01803

(Address of Principal Executive Offices) (Zip Code)

(781) 505-7500

(Registrant’s telephone number, including area code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                This Form 8-K/A amends the Current Report on Form 8-K filed on October 5, 2007 to file the financial information required by Items 9.01(a) and (b).

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

                The financial statements of KPN Global Carrier Services are attached hereto as Exhibit 99.1.

(b)           Pro forma financial information.

                The pro forma financial information of iBasis, Inc. and KPN Global Carrier Services is attached hereto as Exhibit 99.2.

(d)           Exhibits.

Exhibit No.	Document

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Financial Statements of KPN Global Carrier Services.

99.2	Pro Forma Financial Information of iBasis, Inc. and KPN Global Carrier Services.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2007

iBASIS, INC.

By: /s/ Mark S. Flynn
Mark S. Flynn
Chief Legal Officer &
Corporate Secretary

Exhibit Index

Exhibit No.	Document

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Financial Statements of KPN Global Carrier Services.

99.2	Pro Forma Financial Information of iBasis, Inc. and KPN Global Carrier Services.